UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 8, 2014

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

On September 8, 2014, RFS Holding, L.L.C. entered into the Second Amendment to Trust Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which RFS Holding, L.LC. and BNY Mellon Trust of Delaware (the “Trustee”) amended certain provisions of the Trust Agreement, dated as of September 25, 2003, between RFS Holding, L.L.C. and the Trustee.

Item 8.01. Other Events.

On September 8, 2014, GE Capital Credit Card Master Note Trust changed its name to Synchrony Credit Card Master Note Trust.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

4.1	Second Amendment to Trust Agreement, dated as of September 8, 2014, between RFS Holding, L.L.C. and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 11, 2014	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President